UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2025

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 East Broad Street, Rochester, NY 14614
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code   (585) 678-7100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	STZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure.

On June 2, 2025, Constellation Brands, Inc. (“Constellation” or the “Company”) issued a news release (the “2025 Wine Divestitures Release”) announcing that it has completed the sale and, in certain instances, the exclusive license to use the trademarks of a portion of the Company’s wine and spirits business, primarily centered around its mainstream wine brands and associated inventory, wineries, vineyards, offices, and facilities to The Wine Group (the “2025 Wine Divestitures”). A copy of the 2025 Wine Divestitures Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On June 2, 2025, Constellation issued a news release (the “Notes Redemption Release”) announcing that it has given notice for full redemption prior to maturity of all of its outstanding 4.75% Senior Notes due 2025 (the “4.75% notes”) and 5.00% Senior Notes due 2026 (the “5.00% notes”). A copy of the Notes Redemption Release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

References to Constellation’s website and/or other social media sites or platforms in the 2025 Wine Divestitures Release do not incorporate by reference the information on such websites, social media sites, or platforms into this Current Report on Form 8-K, and Constellation disclaims any such incorporation by reference. The information in the 2025 Wine Divestitures Release and the Notes Redemption Release attached as Exhibit 99.1 and Exhibit 99.2, respectively, are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01	Other Events.

On June 2, 2025, Constellation completed the 2025 Wine Divestitures.

Following the consummation of the 2025 Wine Divestitures, on June 2, 2025, Constellation also announced that it has given notice for full redemption prior to maturity of all of its outstanding 4.75% notes and 5.00% notes, for which, as of June 2, 2025, there were $900 million aggregate principal amount of notes outstanding.

Item 9.01	Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release of Constellation Brands, Inc. dated June 2, 2025.

99.2	News Release of Constellation Brands, Inc. dated June 2, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2025	CONSTELLATION BRANDS, INC.

	By:	/s/ Garth Hankinson
Garth Hankinson
Executive Vice President and Chief Financial Officer